UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2005

RPM International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 777, 2628 Pearl Road, Medina, Ohio		44258
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 273-5090

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Effective June 23, 2005 , RPM International Inc. ("RPM") received notification that its principal independent registered public accountant, Ciulla, Smith & Dale, LLP ("CS&D"), has declined to stand for re-election after completion of RPM's fiscal 2005 audit and RPM has engaged a new auditor as described below.

CS&D's reports on RPM's financial statements for the two fiscal years ended May 31, 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. CS&D has not yet issued its reports on RPM's financial statements and management's assessment of internal control over financial reporting for the most recently completed fiscal year ended May 31, 2005. However, at this time it is not currently anticipated that such reports will contain an adverse opinion or disclaimer of opinion, or contain a qualification or modification as to uncertainty, audit scope or accounting principles. During the two fiscal years ended May 31, 2004 and through the date of this Current Report on Form 8-K, there have been no disagreements between RPM and CS&D on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CS&D, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. A letter from CS&D regarding its concurrence with these statements is attached as Exhibit 16.1 to this Form 8-K.

After CS&D completes its fiscal 2005 audit and the relationship terminates, RPM will file an additional Current Report on Form 8-K containing all of the information required by Item 304 of Regulation S-K through the date that the relationship terminates.

(b) Effective June 23, 2005, RPM engaged Ernst & Young LLP ("E&Y") as its principal independent registered public accountant for fiscal 2006.

There were no consultations during the two fiscal years ended May 31, 2004 and through the date of this Current Report on Form 8-K by RPM with E&Y regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The decision to engage E&Y was made by RPM's Audit Committee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description
16.1 Letter from Ciulla, Smith & Dale, LLP

99.1 Press Release dated June 23, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.

June 23, 2005	By:	/s/ P. Kelly Tompkins

Name: P. Kelly Tompkins
Title: Senior Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter from Ciulla, Smith & Dale, LLP
99.1	Press Release dated June 23, 2005